UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

SUPERVALU INC.

 (Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 828-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                Regulation FD Disclosure.

On January 29, 2013, SUPERVALU INC. (“SUPERVALU” or the “Company”) will make a presentation to potential lenders in connection with the refinancing of the Company’s credit facilities as described below.  A copy of this presentation (the “Lender Presentation”), which will be provided to potential lenders on January 28, 2013, is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

As previously disclosed in the Company’s Current Report on Form 8-K filed on January 14, 2013 (the “Prior Form 8-K”), on January 10, 2013, SUPERVALU, AB Acquisition LLC, a Delaware limited liability company (“AB Acquisition”), and New Albertson’s, Inc., an Ohio corporation and a direct wholly owned subsidiary of SUPERVALU (“NAI”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) providing for the sale by SUPERVALU of its Albertsons, Acme, Jewel-Osco, Shaw’s and Star Market banners and related Osco and Sav-on in-store pharmacies (collectively, the “Banners”) to AB Acquisition, an affiliate of a Cerberus Capital Management, L.P. (“Cerberus”)-led consortium which also includes Kimco Realty, Klaff Realty LP, Lubert-Adler Partners and Schottenstein Real Estate Group, in a stock sale valued at $3.3 billion.  The sale will consist of the acquisition by AB Acquisition of the stock of NAI, which owns the Banners, for $100 million in cash, subject to certain adjustments (the “Banner Sale”).  NAI will be sold to AB Acquisition subject to approximately $3.2 billion in debt, which will be retained by NAI.

As described in the Prior Form 8-K, concurrently with the execution of the Stock Purchase Agreement, the Company entered into a Tender Offer Agreement with Symphony Investors LLC, a newly formed acquisition entity owned by a Cerberus-led investor consortium (“Symphony Investors”), pursuant to which Symphony Investors agreed to commence a tender offer for up to 30% of the issued and outstanding common stock of the Company at a purchase price of $4.00 per share in cash (the “Tender Offer”).  The Tender Offer commenced on January 25, 2013.  On January 10, 2014, SUPERVALU also announced that, in connection with the Banner Sale and the Tender Offer, the Company executed commitment letters with lenders to refinance its credit facilities and certain other outstanding indebtedness, as described in the Prior Form 8-K (the “Refinancing” and, collectively with the Banner Sale and the Tender Offer, the “Transactions”).

The historical unaudited financial information of SUPERVALU included in the Lender Presentation has been prepared to reflect the historical financial information of the remaining operations of SUPERVALU following the Transactions.  The historical unaudited financial information presented for SUPERVALU excludes the financial information of NAI’s business operations expected to be sold to AB Acquisition, other than the assets and liabilities of NAI that are expected to be retained by SUPERVALU pursuant to the Stock Purchase Agreement.

The historical unaudited financial information included in the Lender Presentation reflects periods during which SUPERVALU operated as a consolidated entity inclusive of the operations of NAI, and accordingly, the presentation to exclude such operations has relied on assumptions and allocations to separate the NAI operations, and are not necessarily indicative of the future operations or financial position of the Company following the Transactions.  Management believes the assumptions and allocations underlying this presentation of the Company’s financial information are reasonable and appropriate, but such assumptions and allocations are preliminary and based on estimates and are subject to change.  This historical unaudited financial information was not prepared to comply with the requirements of generally accepted accounting principles (GAAP).

Additionally, the historical unaudited financial information of SUPERVALU included in the Lender Presentation does not include the proposed Refinancing or Refinancing costs, the Tender Offer or Tender

Offer costs or other costs associated with the Transactions.  Furthermore, it does not purport to comply with pro forma disclosures in accordance with Securities and Exchange Commission (“SEC”) Regulation S-X.  Therefore, the assumptions and allocations underlying the financial information included in the Lender Presentation differ from those that would be included in pro forma financial information for the Company giving effect to the Transactions, and such differences may be material.  Accordingly no inference should be drawn from the financial information included in the Lender Presentation with regard to the Company’s results of operations and financial position subsequent to the Transactions.  The Company intends to file a Form 8-K with the SEC within four business days of the closing of the Transactions that will include unaudited pro forma financial information prepared in accordance with Regulation S-X.  Additionally, the historical unaudited financial information for SUPERVALU included in the Lender Presentation does not present the assets and operations being disposed of in the Banner Sale as discontinued operations.  However, the Company will be required to present those as discontinued operations in certain future periodic financial statements filed with the SEC, and to recast certain historical financial statements to reflect the discontinued operations in certain future filings with the SEC. The historical unaudited financial information for SUPERVALU included in the Lender Presentation will differ from such recast historical financial statements in a number of ways, and such differences may be material.

Finally, certain items contained in the historical unaudited financial information for SUPERVALU included in the Lender Presentation, including EBITDA, Adjusted EBITDA and certain measures of Operating earnings (loss), as adjusted, are non-GAAP financial measures and are provided as a supplement to the other historical unaudited financial information that is included and should not be considered an alternative to any GAAP measure of performance or liquidity.  The presentation of these financial measures is not intended to be a substitute for or be superior to any financial information prepared and presented in accordance with GAAP.  Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.  Certain adjustments to SUPERVALU’s historical financial measures exclude certain items, specifically store closure charges, asset impairments, severance charges, and gains on sales, that are occasionally recurring in nature and may be reflected in our financial results for the foreseeable future.  These measurements and items may be different from non-GAAP financial measures used by other companies.  Management believes the measurements and items in such non-GAAP metrics are important measures of business performance that provide investors with useful supplemental information.  Those measures should be reviewed in conjunction with SUPERVALU’s financial results reported in accordance with GAAP and with the historical unaudited financial information for SUPERVALU included in the Lender Presentation, which, as noted above, was not prepared to comply with the requirements of GAAP.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	SUPERVALU INC. Lender Presentation dated January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2013

SUPERVALU INC.

By:	/s/ Sherry M. Smith

Sherry M. Smith
Executive Vice President and
Chief Financial Officer
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit Number	Description
99.1	SUPERVALU INC. Lender Presentation dated January 29, 2013